PIMCO Funds

Supplement Dated July 3, 2013 to the

Statement of Additional Information (the “SAI”)

(dated July 31, 2012), as supplemented from time to time

Disclosure Related to the PIMCO Convertible Fund (the “Fund”)

Effective immediately, the table titled “Funds and Subsidiaries Subject to CFTC Regulation” following the seventh paragraph in the “Investment Objectives and Policies – Derivative Instruments – Futures Contracts and Options on Futures Contracts” section in the SAI is updated to include the Fund.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP_070313